Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 2016.

/s/ JAMES L. BARKSDALE
James L. Barksdale

STATE OF MISSISSIPPI

COUNTY OF MADISON

I, Sharon S. Lucius, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James L. Barksdale, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ SHARON S. LUCIUS
Notary Public

My Commission Expires:

October 15, 2017

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of June, 2016.

/s/ JOHN A. EDWARDSON
John A. Edwardson

STATE OF ILLINOIS

COUNTY OF LAKE

I, Dianne M Olsen, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John A. Edwardson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ DIANNE M. OLSEN
Notary Public

My Commission Expires:

4/3/20

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of June, 2016.

/s/ MARVIN R. ELLISON
Marvin R. Ellison

STATE OF TEXAS

COUNTY OF COLLIN

I, Monica Lea Brady, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Marvin R. Ellison, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MONICA LEA BRADY
Notary Public

My Commission Expires:

August 8, 2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2016.

/s/ JOHN C. INGLIS
John C. Inglis

STATE OF VIRGINIA

COUNTY OF ARLINGTON

I, Melissa Lynn Smittle, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John C. Inglis, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MELISSA LYNN SMITTLE
Notary Public

My Commission Expires:

9/30/2019

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2016.

/s/ KIMBERLY ANN JABAL
Kimberly Ann Jabal

STATE OF CALIFORNIA

COUNTY OF SAN FRANCISO

I, Paul Taube, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Kimberly Ann Jabal, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ PAUL TAUBE
Notary Public

My Commission Expires:

Nov 26, 2019

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2016.

/s/ SHIRLEY ANN JACKSON
Shirley Ann Jackson

STATE OF NEW YORK

COUNTY OF RENSSELAER

I, Paula S. Realbuto, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Shirley Ann Jackson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ PAULA S. REALBUTO
Notary Public

My Commission Expires:

5/21/18

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of July, 2016.

/s/ GARY W. LOVEMAN
Gary W. Loveman

STATE OF NORTH CAROLINA

COUNTY OF DARE

I, Katherine R. Price, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Gary W. Loveman, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ KATHERINE R. PRICE
Notary Public

My Commission Expires:

12/21/2018

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 2016.

/s/ R. BRAD MARTIN
R. Brad Martin

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Rachel Wohlfarth, a Notary Public in and for said County, in the aforesaid State, do hereby certify that R. Brad Martin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ RACHEL WOHLFARTH
Notary Public

My Commission Expires:

2/19/18

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 15 day of June, 2016.

/s/ JOSHUA COOPER RAMO
Joshua Cooper Ramo

STATE OF NEW YORK

COUNTY OF NEW YORK

I, Dewayne L. Jackson, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Joshua Cooper Ramo, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ DEWAYNE L. JACKSON
Notary Public

My Commission Expires:

11.5.16

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2016.

/s/ SUSAN C. SCHWAB
Susan C. Schwab

STATE OF MARYLAND

COUNTY OF ANNE ARUNDEL

I, Larson Suing, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Susan C. Schwab, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ LARSON SUING
Notary Public

My Commission Expires:

01/15/19

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of June, 2016.

/s/ DAVID P. STEINER
David P. Steiner

STATE OF TEXAS

COUNTY OF HARRIS

I, Monique Martinez, a Notary Public in and for said County, in the aforesaid State, do hereby certify that David P. Steiner, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MONIQUE MARTINEZ
Notary Public

My Commission Expires:

Oct 2, 2017

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2016.

/s/ PAUL S. WALSH
Paul S. Walsh

ENGLAND

COUNTY OF SURREY

I, Pauline Anne Rivers, a Notary Public in and for said County, do hereby certify that Paul S. Walsh, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ PAULINE A. RIVERS
Notary Public

My Commission Expires:

with my life

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal financial officer of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of June, 2016.

/s/ ALAN B. GRAF, JR.
Alan B. Graf, Jr.

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MARY T. BRITT
Notary Public

My Commission Expires:

12-18-2016

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal executive officer and a director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 2016.

/s/ FREDERICK W. SMITH
Frederick W. Smith

STATE OF TENNESSEE

COUNTY OF SHELBY

I, ANNE R. COLEMAN, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ ANNE R. COLEMAN
Notary Public

My Commission Expires:

9-17-2017

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal accounting officer of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2016, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day June, 2016.

/s/ JOHN L MERINO
John L. Merino

STATE OF TENNESSEE

COUNTY OF SHELBY

I, Laurie Anne Howell, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John L. Merino, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ LAURIE ANNE HOWELL
Notary Public

My Commission Expires:

07-06-2016